SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2007

APPLE HOSPITALITY FIVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

000-50731	76-0713476
(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

(804) 344-8121

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 1, 2007, Apple Hospitality Five, Inc. (the Company) issued a press release, attached hereto as Exhibit 99.1, to announce it is evaluating various strategic alternatives, including a possible sale, merger or listing of the Company. Additionally, the Company announced it has engaged Wachovia Securities to assist in that process.

Item 9.01.	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

None

b.	Pro forma financial information.

None

c.	Shell company transaction.

None

d.	Exhibits.

99.1	Press Release, dated June 1, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE HOSPITALITY FIVE, INC.

Date: June 1, 2007	By:	/s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer